NorthStar Realty Finance
List of Subsidiaries

Entity Name	Formation Jurisdiction
NorthStar Realty Finance Corp.	Maryland
NorthStar Realty Finance Limited Partnership	Delaware
NRFC Sub-REIT Corp.	Maryland
NRF Employee, LLC	Delaware
NRFC Sub Investor IV LLC	Delaware
NRFC WA Holdings LLC	Delaware
NRFC WA Holdings II LLC	Delaware
NRFC DB Holdings LLC	Delaware
NRFC BS Holdings LLC	Delaware
NRFC NNN Holdings LLC	Delaware
NRFC Sub Investor WASH Equity IV LLC	Delaware
NS CDO Holdings I, LLC	Delaware
NS CDO Holdings II, LLC	Delaware
NS CDO Holdings III, LLC	Delaware
NS CDO Holdings IV, LLC	Delaware
NS CDO Holdings V, LLC	Delaware
NS CDO Holdings VIII 2, LLC	Delaware
N-Star Real Estate CDO I, Ltd	Cayman
N-Star Real Estate CDO II, Ltd	Cayman
N-Star Real Estate CDO III, Ltd	Cayman
N-Star REL CDO IV, Ltd	Cayman
N-Star Real Estate CDO V, Ltd	Cayman
N-Star REL CDO VI, Ltd	Cayman
N-Star Real Estate CDO VII, Ltd	Cayman
N-Star Real Estate CDO VIII, Ltd	Cayman
N-Star Real Estate CDO IX, Ltd	Cayman
NS Advisors, LLC	Delaware
NorthStar OS I, LLC	Delaware
NorthStar OS II, LLC	Delaware
NorthStar OS III, LLC	Delaware
NorthStar OS IV, LLC	Delaware
NorthStar OS VI, LLC	Delaware
NorthStar OS VII, LLC	Delaware
NorthStar OS VIII, LLC	Delaware
N-Star REL CDO Depositor Corp	Delaware
NRFC SUB INVESTOR II LLC	Delaware
NRFC Edison Holdings LLC	Delaware
Edsion Rancho Cordova LLC	Delaware
Edsion Auburn Hills 985 LLC	Delaware
Edsion Auburn Hills 1080 LLC	Delaware
Edsion Camp Hill LLC	Delaware
NRFC Cinn Investor LLC	Delaware
NRF Capital LP	Delaware
NS Servicing LLC	Delaware
NRFC CS/Federal Drive LLC	Delaware
CS/Federal Drive LLC	Delaware
CS/Federal Drive AB LLC	Delaware
CS/Federal Drive C LLC	Delaware
NRFC Green Pond Investor LLC	Delaware
NRFC Green Pond Member LLC	Delaware
NRFC Indianapolis Holdings LLC	Delaware
NRFC Denver Holdings LLC	Delaware
NRFC Denver Member LLC	Delaware
NRFC WA Holdings III LLC	Delaware
NRFC WA Holdings IV LLC	Delaware
NRFC WA Holdings V LLC	Delaware
NRFC WA Holdings VI LLC	Delaware
NRFC WA Holdings VII LLC	Delaware
NRFC WA Holdings VIII LLC	Delaware
490 Post TRS, LLC	Delaware
NRFC DSG Holdings LLC	Delaware
NRFC Bloomingdale Holdings LLC	Delaware
NRFC Huntington Holdings LLC	Delaware
NRFC Concord Holdings LLC	Delaware
NRFC Fort Wayne Holdings LLC	Delaware
NRFC Portland Holdings LLC	Delaware
NRFC Attleboro Holdings LLC	Delaware
NRFC Millbury Holdings LLC	Delaware
NRFC Wichita Holdings LLC	Delaware
NRFC Keene Holdings LLC	Delaware
ALGM I Equity LLC	Delaware
ALGM I Owners LLC	Delaware
ALGM Leasehold II LLC	Delaware
ALGM Leasehold VI LLC	Delaware
ALGM Leasehold IX LLC	Delaware
Gwinnett Instructional SC LLC	Delaware
James Center Acquisition LLC	Delaware
Herald Towers, LLC	Delaware
James Center Operations LLC	Delaware
James Property Center LLC	Delaware
NS CDO Ordinary Shares II, LLC	Delaware
NRFC Luxembourg Holding I Sarl	Luxembourg
NorthStar Mortgage Capital GP, LLC	Delaware
NorthStar Mortgage Capital LP, LLC	Delaware
Wakefield Capital, LLC	Delaware
NRFC Greenville LLC	Delaware
NS Holdings I LLC	Delaware
NS Holdings II LLC	Delaware
NS Holdings III LLC	Delaware
NS Holdings IV LLC	Delaware
NS Holdings V LLC	Delaware
NS CDO Holdings IV 2 LLC	Delaware
NS CDO Holdings VI 2 LLC	Delaware
Abacus 2006-NS2, Ltd.	Cayman
Seawall 2006-4A, Ltd.	Cayman
NRFC Huntsville LLC nee NRFC Quincy Holdings LLC	Delaware
Monroe Capital NorthStar Funding, LLC (FNA NRF-MC Funding LLC)	Delaware
MC Funding Ltd.	Cayman
NRF-MC Management Holding Corp.	Delaware
NRFC WA Holdings IX, LLC	Delaware
NRFC WA Holdings X, LLC	Delaware
NRFC WA Holdings XI, LLC	Delaware
NRFC WA Holdings XII, LLC	Delaware
NRFC WA Holdings XIII, LLC	Delaware
NRFC WA Holdings XIV, LLC	Delaware
NRFC CED Holdings, LLC	Delaware
NRFC Milpitas Holdings, LLC	Delaware
NRFC Easton Holdings, LLC	Delaware
NRFC Fort Mill Holdings, LLC	Delaware
NRFC Fort Mill Member, LLC	Delaware